Exhibit 99.4

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Quarterly Report”) on the Form 10-QSBA of Loma Verde Inc. (“Loma”) for the six months ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Virgilio Santana, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of Loma.

October 18, 2006

VIRGILIO SANTANA
Virgilio Santana
Chief Accounting Officer, Chief Financial Officer and Director